      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 2002


                                                   REGISTRATION NO. 333-
                                                                        --------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                         GLOBAL PREFERRED HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                          58-2179041
  (State or Other Jurisdiction of                           (I.R.S. Employer
  Incorporation or Organization)                         Identification Number)

                            11315 JOHNS CREEK PARKWAY
                              DULUTH, GEORGIA 30097
          (Address of Principal Executive Offices, Including Zip Code)
                         ------------------------------


              GLOBAL PREFERRED HOLDINGS, INC STOCK INCENTIVE PLAN,
        GLOBAL PREFERRED HOLDINGS, INC. DIRECTORS STOCK OPTION PLAN AND
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                            (Full title of the Plans)
                         ------------------------------

                                                                         COPY TO:
                                                                  WARD S. BONDURANT, ESQ.
        EDWARD F. MCKERNAN                                   MORRIS, MANNING & MARTIN, L.L.P.
CHIEF EXECUTIVE OFFICER & PRESIDENT                           1600 ATLANTA FINANCIAL CENTER
     11315 JOHNS CREEK PARKWAY                                  3343 PEACHTREE ROAD, N.E.
       DULUTH, GEORGIA 30097                                      ATLANTA, GEORGIA 30326
          (770) 248-3311                                              (404) 233-7000


         (Name and Address and Telephone Number, Including Area Code,
                            of Agent for Service.)
                        --------------------------------


                                              CALCULATION OF REGISTRATION FEE
===============================================================================================================================
                                                                 Proposed Maximum     Proposed Maximum
          Title of Securities                Amount to be         Offering Price     Aggregate Offering        Amount of
            to be Registered                  Registered            Per Share               Price           Registration Fee
-------------------------------------------------------------------------------------------------------------------------------
      Common Stock issuable under
       Stock Incentive Plan               1,500,000                $12.00 (1)          $18,000,000           $1,656
-------------------------------------------------------------------------------------------------------------------------------
      Common Stock issuable under
        Directors Stock Option Plan         280,000                $12.00 (1)           $3,360,000           $  309
-------------------------------------------------------------------------------------------------------------------------------
      Common Stock issuable under
        Non-Qualified
        Stock Option Agreement
                                            100,000                $12.00 (1)           $1,200,000           $  110
-------------------------------------------------------------------------------------------------------------------------------
                 Total                    1,880,000 (2)            $12.00 (1)          $22,560,000           $2,075
===============================================================================================================================

-----------
(1) Computed in accordance with Rule 457(a) solely for the purpose of calculating the registration fee.
(2) An undetermined number of additional shares are hereby registered and may be issued, or the shares registered hereunder may be combined into an undetermined lesser number of shares, pursuant to the antidilution and adjustment provisions of the Plans.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


         The documents containing the information specified in Part I will be sent or given to employees and/or directors of Global Preferred Holdings, Inc. (the "Company") as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions of Part I of Form S-8, these documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to
Item 3 of Part II of this Registration Statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission are incorporated herein by reference:

         (a) the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on March 29, 2002 (File No. 000-23637);

         (b) the Registrant's Form 10-K/A (Amendment No. 1) to its Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on April 30, 2002 (File No. 000-23637); and

         (c) the description of the Registrant's common stock, $.001 par value per share, contained in the Registrant's Registration Statement on Form 8-A, filed with the Commission on January 20, 1998 (File No. 000-23637).

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the termination of the offering of the shares of Common Stock offered hereby shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

         The Company hereby undertakes to provide without charge to each person to whom this Prospectus has been delivered, upon the written or oral request of any such person, a copy of any and all of the foregoing documents incorporated herein by reference (other than exhibits to such documents which are not specifically incorporated by reference into the information that this Prospectus incorporates). Written or telephone requests should be directed to Investor Relations Department, Global Preferred Holdings, Inc., 11315 Johns Creek Parkway, Duluth, Georgia 30097, telephone number (770) 248-3311.

ITEM 4.           DESCRIPTION OF SECURITIES.

         Because the securities to be awarded pursuant to this registration statement are registered under Section 12 of the Securities Exchange Act of 1934 this item is inapplicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

         There are no interests required to be disclosed pursuant to this Item
5.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Certificate of Incorporation provides that the liability of the Company's directors for monetary damages shall be eliminated to the fullest extent permissible under the Delaware General Corporation Law (the "DGCL") and that the Company may indemnify its officers, employees and agents to the fullest extent permitted under the DGCL.

         The Company's Bylaws provide that the Company must indemnify its directors against all liabilities to the fullest extent permitted under the DGCL and that the Company must advance all reasonable expenses incurred in a proceeding in which a director was either a party or a witness because he or she was a director. The Company has entered into indemnification agreements with its directors and certain of its officers that provide indemnification similar to that provided in the Bylaws.

         The DGCL provides that, in general, a corporation may indemnify an individual who is or was a party to any proceeding (other than action by, or in the right of, such corporation) by reason of the fact that he or she is or was a director of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof, provided certain standards are met, including that such officer or director acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and provided further that, with respect to any criminal action or proceeding, the officer or director had no reasonable cause to believe his or her conduct was unlawful. In the case of proceedings by or in the right of the corporation, the DGCL provides that, in general, a corporation may indemnify an individual who was or is a party to any such proceeding by reason of the fact that he or she is or was a director of the corporation against reasonable expenses incurred in connection with such proceeding, if it is determined that the director has met the relevant standard of conduct. To the extent that any directors are successful on the merits or in the defense of any of the proceedings described above, the DGCL provides that a corporation is required to indemnify such officers or directors against reasonable expenses incurred in connection therewith. The DGCL further provides, in general, for the advancement of reasonable expenses incurred by a director who is a party to a proceeding if the director furnishes the corporation (1) a written affirmation of his good faith belief that he or she has met the standard of conduct under the DGCL or that the proceeding involves conduct for which liability has been eliminated under the corporation's articles of incorporation; and (2) a written undertaking to repay any advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the DGCL provides for the indemnification of officers, employees and agents in certain circumstances.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         As no restricted securities are to be reoffered or resold pursuant to this Registration Statement, this item is inapplicable.

ITEM 8.           EXHIBITS.

         The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

              Exhibit No.                        Description
              -----------                        -----------
                  3.1      Certificate of Incorporation of the Registrant, as
                           amended (incorporated by reference to Exhibit 3.1 to
                           Registrant's Registration Statement on Form SB-2
                           filed on June 28, 1995).

                  3.1.1 Amendment to Certificate of Incorporation of the Registrant, changing the name of the Company to "The
                           WMA Corporation" (incorporated by reference to Exhibit 3.1.1 to Registrant's Quarterly Report on
                           Form 10-QSB for the quarter ended March 31, 1998, filed on May 15, 1998).

                  3.1.2 Amendment to Certificate of Incorporation of the Registrant, increasing the number of authorized shares of common stock and creating a new class of authorized shares of preferred stock (incorporated by reference to Exhibit 3.1.1 to Registrant's Quarterly
                           Report on Form 10-QSB for the quarter ended June 30, 1999, filed on August 16, 1999).

                  3.1.3    Certificate of Amendment to Certificate of
                           Incorporation of the Registrant, changing the name of the Company to "Global Preferred Holdings, Inc."
                           (incorporated by reference to Exhibit 3.1 to Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001, filed on November
                           14, 2001).

                  3.2      The Company's Amended and Restated Bylaws
                           (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, filed with the Commission on February 22, 2002,
                           Registration Number 333-83276).

                  5.1 Opinion of Morris, Manning & Martin, L.L.P., as to the legality of the securities being registered.

                  10.1     Global Preferred Holdings, Inc. Stock Incentive Plan
                           (incorporated by reference to Exhibit 10.38 to the Company's Registration Statement on Form S-1, filed with the Commission on February 22, 2002,
                           Registration Number 333-83276).

                  10.2     Global Preferred Holdings, Inc. Directors Stock
                           Option Plan (incorporated by reference to Exhibit
                           10.39 to the Company's Registration Statement on Form
                           S-1, filed with the Commission on February 22, 2002,
                           Registration Number 333-83276).

                  10.3     Form of Stock Option Grant Certificate for S. Hubert
                           Humphrey Jr. (incorporated by reference to Exhibit
                           10.2 to Registrant's Form 8-K filed on February 22,
                           2002).

                  23.1     Consent of KPMG LLP.

                  23.2 Consent of Morris, Manning & Martin, LLP (included in Exhibit 5.1).

ITEM 9.           UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
         Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, State of Georgia, on this the 13th day of May, 2002.

                                   Global Preferred Holdings, Inc.


                               By:/s/ Edward F. McKernan
                                  -----------------------------------------
                                   EDWARD F. MCKERNAN
                                   Chief Executive Officer and President



         Pursuant to the requirements of the Securities Act this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

 /s/ EDWARD F. MCKERNAN                       Chief Executive Officer,                     May 13, 2002
 --------------------------------------       President and Director
             Edward F. McKernan               (Principal Executive Officer)


/s/ BRADLEY E. BARKS                          Chief Financial Officer and                  May 13, 2002
---------------------------------------       Senior Vice President -
             Bradley E. Barks                 Finance (Principal Financial
                                              Officer)


/s/ CARYL P. SHEPHERD                         Chief Accounting Officer,                    May 13, 2002
---------------------------------------       Treasurer, Controller,
             Caryl P. Shepherd                Secretary and Vice President
                                              (Principal Accounting Officer)


/s/ JOSEPH F. BARONE                          Chairman of the Board of                     May 13, 2002
---------------------------------------       Directors and Director
             Joseph F. Barone


/s/ EUGENE M. HOWERDD, JR.                    Director                                     May 13, 2002
---------------------------------------
          Eugene M. Howerdd, Jr.


/s/ THOMAS W. MONTGOMERY                      Director                                     May 13, 2002
---------------------------------------
            Thomas W. Montgomery


/s/ MILAN M. RADONICH                         Director                                     May 13, 2002
---------------------------------------
             Milan M. Radonich


/s/  C. SIMON SCUPHAM                         Director                                     May 13, 2002
---------------------------------------
             C. Simon Scupham

                                  EXHIBIT INDEX

                    EXHIBITS INCORPORATED HEREIN BY REFERENCE

       Exhibit No.                       Description
       -----------                       -----------

         3.1      Certificate of Incorporation of the Registrant, as amended
                  (incorporated by reference to Exhibit 3.1 to Registrant's
                  Registration Statement on Form SB-2 filed on June 28, 1995).

         3.1.1 Amendment to Certificate of Incorporation of the Registrant, changing the name of the Company to "The WMA Corporation"
                  (incorporated by reference to Exhibit 3.1.1 to Registrant's
                  Quarterly Report on Form 10-QSB for the quarter ended March
                  31, 1998, filed on May 15, 1998).

         3.1.2 Amendment to Certificate of Incorporation of the Registrant, increasing the number of authorized shares of common stock and creating a new class of authorized shares of preferred stock
                  (incorporated by reference to Exhibit 3.1.1 to Registrant's
                  Quarterly Report on Form 10-QSB for the quarter ended June 30,
                  1999, filed on August 16, 1999).

         3.1.3 Certificate of Amendment to Certificate of Incorporation of the Registrant, changing the name of the Company to "Global
                  Preferred Holdings, Inc." (incorporated by reference to
                  Exhibit 3.1 to Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001, filed on November
                  14, 2001).

         3.2 The Company's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company's Registration
                  Statement on Form S-1, filed with the Commission on February
                  22, 2002, Registration Number 333-83276).

         10.1     Global Preferred Holdings, Inc. Stock Incentive Plan
                  (incorporated by reference to Exhibit 10.38 to the Company's
                  Registration Statement on Form S-1, filed with the Commission on February 22, 2002, Registration Number 333-83276).

         10.2     Global Preferred Holdings, Inc. Directors Stock Option Plan
                  (incorporated by reference to Exhibit 10.39 to the Company's
                  Registration Statement on Form S-1, filed with the Commission on February 22, 2002, Registration Number 333-83276).

         10.3     Form of Stock Option Grant Certificate for S. Hubert Humphrey
                  Jr. (incorporated by reference to Exhibit 10.2 to Registrant's
                  Form 8-K filed on February 22, 2002).

                             EXHIBITS FILED HEREWITH

         5.1 Opinion of Morris, Manning & Martin, L.L.P., as to the legality of the securities being registered.

         23.1     Consent of KPMG LLP.

         23.2     Consent of Morris, Manning & Martin, LLP (included in
                  Exhibit 5.1).